SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K

                                CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  September 24, 1999


                               PP&L RESOURCES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)


                  Pennsylvania           1-11459              23-2758192
                  ------------           -------              ----------
        (State or other jurisdiction   (Commission          (IRS Employer
              of incorporation)        File Number)       Identification No.)


                                      PP&L, INC.
                                      ----------
                (Exact Name of Registrant as Specified in Its Charter)


                  Pennsylvania            1-905              23-0959590
                  ------------            -----              ----------
        (State or other jurisdiction   (Commission          (IRS Employer
              of incorporation)        File Number)       Identification No.)

              Two North Ninth Street, Allentown, Pennsylvania 18101-1179
              ----------------------------------------------------------
                       (Address of principal executive offices)


      Registrant's Telephone Number, including Area Code:  (610) 774-5151
                                                           --------------


      ----------------------------------------------------------------------
          (Former name or former address, if changed since last report.)

             ITEM 5.   OTHER EVENTS
                       ------------


                  The Board of Directors of PP&L Resources, Inc. ("PP&L
             Resources") and PP&L, Inc. ("PP&L") have approved the initiation of a corporate realignment, in order to better position PP&L Resources and its subsidiaries in the new competitive marketplace. The principal proposed elements of this corporate realignment include: (i) the transfer of all of PP&L's electric generating facilities and related assets to a new generating company subsidiary of PP&L Resources (the "generating company"); (ii) the transfer of PP&L's wholesale energy marketing business, along with the energy marketing business of PP&L EnergyPlus Co., LLC--which currently is a wholly owned subsidiary of PP&L--to a new marketing company subsidiary of PP&L Resources (the "marketing company"); and (iii) the transfer of the U.S. electric generating business of PP&L Global, Inc. to the new generating company. As a result of this corporate realignment, PP&L's principal business would be the transmission and distribution of electricity to serve retail customers in its franchised territory in eastern and central Pennsylvania; and PP&L Global's principal business would be the acquisition or development of both U.S. and international energy projects and the ownership of international energy projects. With respect to other existing subsidiaries of PP&L Resources and PP&L, they generally will be aligned in the new corporate structure according to their principal business functions.

                  The proposed corporate realignment is subject to the
             receipt of favorable regulatory treatment from the Pennsylvania Public Utility Commission, the Federal Energy Regulatory Commission and the Nuclear Regulatory Commission, as well as certain third-party consents. PP&L Resources expects to complete the corporate realignment in mid-2000.

                                      SIGNATURES
                                      ----------

                  Pursuant to the requirements of the Securities Exchange
             Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                           PP&L Resources, Inc.
                                           PP&L, Inc.



             Date: September 27, 1999        By: /s/ John R. Bigger
                                                 -----------------------
                                                Senior Vice President and
                                                   Chief Financial Officer